Regency Energy Partners
UBS MLP One-on-One Conference
September 1-2, 2010


REGENCY
ENERGY PARTNERS

Forward Looking Statements

Certain matters discussed in this report include "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Regency Overview



What Differentiates Regency

What Differentiates Regency

- General Partner Energy Transfer Equity supports Regency's objective of reaching investment-grade metrics and growing distributable cash flow
- Diverse portfolio, with core operations in the five key U.S. shale plays[1]
- Stable, fee-based margins are forecasted to comprise approximately 75% of Regency's adjusted total segment margin in 2010
- Full-service midstream provider focused on customer service
  - Leverage contract compression, treating, gathering and processing, and transportation assets to provide a full suite of contract services
- Track record of consistently executing on growth strategy

Regency's mission is to create value for our investors and customers

1 The five key shale plays are comprised of the Haynesville, Eagle Ford, Marcellus, Barnett and Fayetteville shales

Overview: Organizational Structure



Energy Transfer Equity ("ETE")
2% General Partner Interest
ETE
GE EFS
Public
22.0%
20.7%
57.3%
Publicly-Traded MLP Limited Partner Units
100%
Regency Energy Partners1,2
49.99%
49.9%
100%
Haynesville Joint Venture
MEP Joint Venture
Other Regency assets

- Energy Transfer Equity, L.P. ("ETE") acquired Regency's general partnership on May 26, 2010
- ETE owns the general partner of both Regency Energy Partners and Energy Transfer Partners, L.P. ("ETP")
  - ETP is one of the largest master limited partnerships in the U.S.
  - ETP's growth into an investment-grade partnership was supported by ETE

1 Regency purchased an additional approximate 7.0% in the Haynesville Joint Venture on April 30, 2010
2 ETE retains an approximate 0.1% interest in MEP

Regency Asset Overview: A Diverse Portfolio

Regency has strategically positioned assets in key shale plays, including the Haynesville and Eagle Ford shales

Regency Asset Map



CO
KS
PA
OK
AR
MS
AL
TX
LA
MAP LEGEND
Contract Compression Operating Base
Regency Gas System
Midcontinent Express Pipeline
Regency Regional Offices
Regency Corporate Headquarters – Dallas
Regency Gas Treating/ Processing Facility

Asset Summary[1]

Gathering Pipeline	5,252 miles
Treating/Processing Plants	8
Intrastate Pipeline[2]	450 miles
Interstate Pipeline[3]	517 miles
Contract Compression (HP)[4]	790,494

1 As of 8/31/2010; Zephyr assets not included
2 Via Haynesville Joint Venture, in which Regency has a 49.99% interest
3 Via MEP Joint Venture, in which Regency has a 49.9% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
4 Third-party revenue generating horsepower as of June 30, 2010

Growth in Fee-Based Business

- Regency has continued to improve its fee-based margin mix in 2010
  - Full-year 2010 adjusted total segment margin forecast is now 75% fee-based
  - For the second half of 2010, Regency estimates nearly 80% of adjusted total segment margins to be fee-based



FY 2009
2%
27%
71%
FY 2010E1
20%
5%
75%
Fee Based
Hedged Commodity
Unhedged Commodity

1 Based on Regency's mid-year margin forecast for 2010; pro forma includes additional margin in Regency's compression business related to the assumed close of the Zephyr acquisition

Regency is a Full-Service Midstream Provider

From the wellhead to market, Regency offers a full range of midstream natural gas services, including contract compression, treating, gathering and processing, transportation and marketing of natural gas and natural gas liquids

- Diversification of business segments provides multiple earnings streams and reduces business risk
- Integration of midstream and contract compression segments increases operational efficiencies
- Closing of Zephyr transaction will expand treating options and uniquely position Regency to provide a full suite of contract services to customers[1]



Gathering and Dehydration
Compression
Treating and Processing
Transmission Lines
Mixed NGLs
Natural Gas Markets
Marketable NGL Products

1 The closing of this transaction is subject to customary closing conditions

Consistent Execution of Growth Strategy

Key Accomplishments	Obtain Scale	Enhance Business Mix	Improve Financial Strength	Management Execution
	Objectives			
▶ Completed Construction of Haynesville and Red River Projects	✓	✓	✓	✓
▶ Increased Ownership to 49.99% in Haynesville Joint Venture	✓	✓	✓	
▶ Acquired 49.9% Interest in MEP Joint Venture	✓	✓	✓	
▶ Completed East Texas Asset Sale		✓	✓	
▶ Completed Logansport Expansions	✓	✓	✓	✓
▶ Increased Compression Horsepower	✓	✓	✓	✓
▶ Announced Zephyr Acquisition[1]	✓	✓	✓	
▶ Raised Equity in Secondary Offering in August 2010			✓	

1 The closing of this transaction is subject to customary closing conditions

History of Growth[1]

$ in millions

Step-Out Acquisitions		Bolt-On Acquisitions		Organic Growth[2]		Total
$1,831		**$300**		**$1,684**		**$3,815**

Step-Out Acquisitions

TexStar	$349
CDM Resource Management	$698
Midcontinent Express Pipeline[3]	$599
Zephyr[4] (pending close)	$185

Bolt-On Acquisitions

Pueblo Midstream	$64
Nexus Gas Holding	$89
Front Street Hugoton	$147

Organic Growth[2]

2005	$179
2006	$122
2007	$78
2008	$355
2009	$705
2010	$245

Regency plans to continue our solid track record of growth through potential acquisitions and organic growth projects

1 Post Regency's initial public offering in February 2006
2 Organic Growth assumes 100% ownership of Transportation business
3 Via 49.9% ownership interest in MEP Joint Venture
4 The closing of this transaction is subject to customary closing conditions

Zephyr Gas Services Acquisition



Zephyr Gas Services

- Regency has agreed to acquire Zephyr Gas Services for $185 million[1]
  - Specializes in treating, complementing Regency's Contract Compression segment
  - Other service offerings include gas cooling, dehydration, JT plants and sulfur treating
  - Industry-leading reputation with a strong commitment to customer service

Zephyr Asset Overview	
Texas/Louisiana	
Amine Plants	30
Gas Coolers	77
JT Plants	6
NGL Storage Tanks	8
Other Equipment	22
Utah/Arkansas[2]	
Amine Plants	1
JT Plants	1
NGL Storage Tanks	1



Map Legend
Amine Plant
Gas Cooler
JT Plant
NGL Storage Tank
Other Production Equip.

Zephyr is a field services company with quality assets strategically located in high-growth areas, including the Haynesville and Eagle Ford shales

1 The closing of this transaction is subject to customary closing conditions
2 Not shown on map

Overview of Treating Market



(Illustrative Example)
Haynesville Type Curve
15,000
12,000
9,000
6,000
3,000
0
Mcf/d
Treating Services Required
Compression Services Required
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59
Months
Production Volume

- The Haynesville and Eagle Ford shales are likely to be the leading growth drivers for treating services
- New treating infrastructure will be required by producers as most existing infrastructure is unsuitable for large, high-pressure deep shales

With treating assets, Regency will be well positioned to meet producer needs from the beginning of the production cycle

Zephyr Acquisition: Potential Synergies With Contract Compression Segment

REGENCY ENERGY PARTNERS

Synergies
▶ Large-scale, centralized, field-wide applications
▶ Patented design of streamlined manufacturing process allows producers to get up and running quickly
▶ Standardization of equipment and sharing of common component packagers
▶ Focus on high-growth, high-profile shale plays
▶ Active, diversified customer base
▶ Strong commitment to producers

Integrating these services will allow Regency to better compete in terms of product offering and ability to bid turnkey projects

Zephyr Acquisition: Benefits to Regency

Benefits to Regency	
Adds Operational Expertise	▶ Regency would own a significant number of treating assets that would benefit from Zephyr's treating proficiency ▶ Opportunity to simplify Regency's midstream project estimates
Increases Fee-Based Income	▶ Contracts are fee-based and have no throughput exposure ▶ Average contract length is two to three years
Supports Additional Growth	▶ Provides visible source of long-term organic growth projects ▶ Ability to offer customers a full array of services to meet their needs ▶ Expanded service offering opportunities

Zephyr's treating expertise would allow Regency to offer unmatched service quality to our customers from wellhead to market

Second Quarter 2010
Financial Review



Consolidated Operating Results (Year-Over-Year)

REGENCY ENERGY PARTNERS

Regency Energy Partners LP
Consolidated Income Statements
($ in thousands)

	Three Months Ended	
	June 30, 2010	June 30, 2009
REVENUES		
Gas sales, including related party amounts	$ 137,273	$ 106,897
NGL sales, including related party amounts	97,799	57,676
Gathering, transportation and other fees, including related party amounts	68,617	69,231
Net realized and unrealized gain from derivatives	93	12,515
Other	10,693	7,223
Total revenues	314,475	253,542
OPERATING COSTS AND EXPENSES		
Cost of sales, including related party amounts	221,343	157,347
Operation and maintenance	33,372	31,974
General and administrative, including related party amounts	28,913	14,127
Loss on asset sales, net	29	651
Depreciation and amortization	29,604	26,236
Total operating costs and expenses	313,261	230,335
OPERATING INCOME	1,214	23,207
Income from unconsolidated subsidiaries	16,080	1,587
Interest expense, net	(22,223)	(19,568)
Other income and deductions, net	(4,134)	214
(LOSS) INCOME BEFORE INCOME TAXES	(9,063)	5,440
Income tax expense (benefit)	328	(515)
NET (LOSS) INCOME	(9,391)	5,955
Net income attributable to noncontrolling interest	(273)	(65)
NET (LOSS) INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	$ (9,664)	$ 5,890

Commodity Price Risk Management

- 81% of NGLs, 83% of condensate, and 74% of natural gas are hedged for the balance of 2010[1]
- 67% of NGLs, 74% of condensate, and 42% of natural gas are hedged for 2011[1]
- 6% of NGLs and 7% of condensate are hedged for 2012[1]



NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
70%
79%
86%
87%
74%
67%
75%
50%
25%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Equity Production
Hedge



Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
73%
66%
98%
95%
94%
63%
84%
55%
28%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Equity Production
Hedge



Natural Gas Production vs. Hedged
MMbtu/d
12,000
10,000
8,000
6,000
4,000
2,000
-
79%
67%
78%
70%
42%
42%
42%
42%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge

1 Percentages as of August 9, 2010

Commodity Price Risk Management

- We have executed NGL and condensate hedges at 25% of expected equity production for the first quarter of 2012
- Throughout the second half of 2010, we expect to incrementally increase our hedge levels for 2011 and 2012

Executed Hedges by Product						
	2010		2011		2012	
	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)
Ethane	1,558	$0.52	1222	$0.50	115	$0.46
Propane	1,037	$1.40	752	$0.99	72	$0.93
Iso Butane	255	$1.75	-	-	-	-
Normal Butane	445	$1.76	471	$1.34	42	$1.32
Natural Gasoline	390	$2.32	270	$1.71	25	$1.70
	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)
WTI	650	$121.30	511	$82.02	47	$80.34
	MMBtu/d	Price ($/MMBtu)	MMBtu/d	Price ($/MMBtu)	MMBtu/d	Price ($/MMBtu)
Natural Gas	8,000	$5.91	5,000	$5.99	-	-

Commodity Price Risk Management

DCF Sensitivity to Commodity Price Changes - Balance of Year 2010

Change in Natural Gas Price ($/MMBtu)	Change in WTI Price ($/Bbl)		
($ in millions)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (1.0)	$ (0.6)	$ (0.2)
Flat	$ (0.4)	$ 0	$ 0.4
Increase $1.00	$ 0.2	$ 0.6	$ 1.0

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10/Bbl movement in crude along with the same percentage change in NGL pricing would result in a $0.4-million change in DCF for balance of 2010
- A $1/MMBtu movement in natural gas pricing would result in a $0.6-million change in DCF for balance of 2010

Concluding Thoughts

- Regency's total return to unitholders over the last 12 months was 53%[1]



Regency 12-Month Performance
15%
12%
9%
6%
3%
0%
Dividend Yield (%)
$30
$25
$20
$15
$10
$5
$0
RGNC Share Price ($/unit)
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Regency Dividend Yield
Regency Unit Price

- Regency has maintained a cash distribution at $0.445 per common unit for each of the last nine quarters
- In Q2 2010, Regency increased its coverage ratio to 1.1x

1 Total return calculation is based on closing unit price on August 14, 2009 and August 16, 2010 of $16.70 and $23.80, respectively and annual distribution equal to $1.78 per common unit

Q&A



Appendix



Gathering and Processing Segment (Year-Over-Year)

	Three Months Ended June 30,	
	2010	2009
	($ in thousands)	
Gathering and Processing Segment		
Financial data:		
Segment margin	$ 55,650	$ 58,378
Adjusted segment margin	61,244	55,650
Operating data:		
Throughput (MMbtu/d)	1,032,377	984,718
NGL gross production (Bbls/d)	28,390	22,024

Combined Transportation Segment (Year-Over-Year)

	Three Months Ended June 30, 2010	Three Months Ended June 30, 2009
	($ in thousands)	
Transportation Segment		
Financial data:		
Segment margin	$ -	$ 160
Operating data:		
Throughput (MMbtu/d)	-	-

	Three Months Ended June 30, 2010	Three Months Ended June 30, 2009
	($ in thousands)	
Transportation Segment - Haynesville Joint Venture		
Financial data:		
Segment margin	$ 43,897	$ 12,803
Operating data:		
Throughput (MMbtu/d)	1,155,692	745,178

	Three Months Ended June 30, 2010	Three Months Ended June 30, 2009	Month Ended June 30, 2010
		($ in thousands)	
Transportation Segment - MEP Joint Venture			
Financial data:			
Segment margin	$ 51,033	$ 8,613	$ 20,092
Operating data:			
Throughput (MMbtu/d)	1,310,363	463,802	1,595,120

(1) On May 26, 2010, the Partnership purchased a 49.9 percent interest in MEP from ETE. The financial and operating data are presented for the three months ended March 31, 2010 and one month ended June 30, 2010 at 100 percent of MEP.

Contract Compression Segment (Year-Over-Year)

	Three Months Ended June 30,	
	2010	2009
	($ in thousands)	
Contract Compression Segment		
Financial data:		
Segment margin	$ 37,814	$ 35,800
Operating data:		
Revenue generating horsepower	790,494	767,060
Average horsepower per revenue generating compression unit	853	846

Corporate and Others Segment (Year-Over-Year)

	Three Months Ended June 30,	
	2010	2009
	($ in thousands)	
Corporate & Others		
Financial data:		
Segment margin	$ 5,461	$ 2,832

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended June 30,			Six Months Ended June 30,		
	2010	2009	2008	2010	2009	2008
		($ in thousands)			($ in thousands)	
Net (loss) income	$ (9,391)	$ 5,955	$ 9,903	$ (9,841)	$ 154,379	$ 20,323
Add (deduct):						
Interest expense, net	22,223	19,568	16,782	44,568	33,795	32,188
Depreciation and amortization	29,604	26,236	26,476	57,079	54,125	48,216
Income tax expense (benefit)	328	(515)	(41)	649	(416)	209
EBITDA (1) (2)	$ 42,764	$ 51,244	$ 53,120	$ 92,455	$ 241,883	$ 100,936
Add (deduct):						
Non-cash loss (gain) from derivatives	9,854	(2,728)	17,484	17,045	(6,293)	20,582
Non-cash unit based compensation (3)	10,441	1,696	1,045	12,038	2,673	1,991
Loss (gain) on asset sales, net	29	651	442	313	(133,280)	468
Management services termination fee	–	–	–	–	–	3,888
Income from unconsolidated subsidiaries	(16,080)	(1,587)	–	(23,993)	(1,923)	–
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (4)	16,333	3,281	–	27,008	3,871	–
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (5)	8,424	–	–	8,424	–	–
Other expense, net	2,165	97	209	2,255	826	1,392
Adjusted EBITDA (6)	$ 73,930	$ 52,654	$ 72,300	$ 135,545	$ 107,757	$ 129,257

(1) Earnings before interest, taxes, depreciation and amortization.

(2) EBITDA varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

(3) The Partnership added non-cash unit based compensation as a reconciling item from EBITDA to adjusted EBITDA. Previous comparative periods have been restated.

(4) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	2010 (3 mo.)	2009 (3 mo.)	2008 (3 mo.)	2010 (6 mo.)	2009 (6 mo.)	2008 (6 mo.)
Net income Haynesville Joint Venture	$ 25,871	$ 4,177	$ –	$ 44,274	$ 5,061	$ –
Add:						
Depreciation and amortization	8,100	4,443	–	14,421	5,112	–
Interest expense	99	–	–	201	–	–
Loss on asset sales, net	–	13		–	13	
Other expense, net	12	–	–	12	–	–
Haynesville Joint Venture's Adjusted EBITDA	$ 34,082	$ 8,633	$ -	$ 58,908	$ 10,186	$ -

(5) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows and represents the month ended June 30, 2010 as the Partnership acquired its 49.9 percent ownership interest on May 26, 2010:

	2010 (3 mo.)	2009 (3 mo.)	2008 (3 mo.)	2010 (6 mo.)	2009 (6 mo.)	2008 (6 mo.)
Net income MEP Joint Venture	$ 8,068	$ –	$ –	$ 8,068	$ –	$ –
Add:						
Depreciation and amortization	5,383	–	–	5,383	–	–
Interest expense, net	3,431	–	–	3,431	–	–
MEP Joint Venture's Adjusted EBITDA	$ 16,882	$ -	$ -	$ 16,882	$ -	$ -

(6) Adjusted EBITDA and Combined Adjusted EBITDA differs from previously disclosed amounts as a result of the inclusion of income from unconsolidated subsidiary to account for Regency's income from the Haynesville Joint Venture and the inclusion of non-cash unit based compensation as a reconciling item to Adjusted EBITDA.

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended June 30,			Six Months Ended June 30,		
	2010	2009	2008	2010	2009	2008
		($ in thousands)			($ in thousands)	
Adjusted Total Segment Margin	$ 98,726	$ 93,467	$ 117,502	$ 195,675	$ 197,352	$ 212,246
Adjusted Total Segment Margin for Haynesville Joint Venture (a)	43,897	12,643	-	77,776	14,645	-
Adjusted Total Segment Margin for MEP Joint Venture (b)	51,033	8,613	-	98,349	9,034	-
Combined Adjusted Total Segment Margin	$ 193,656	$ 114,723	$ 117,502	$ 371,800	$ 221,031	$ 212,246
Combined Adjusted Transportation Segment Margin (c)	94,930	21,416	20,984	176,125	35,393	34,237
Contract Compression Segment Margin	37,814	35,800	29,844	74,844	72,780	52,864
Corporate & Others Segment Margin	5,461	2,832	764	12,197	3,881	1,520
Inter-segment Eliminations	(5,793)	(975)	(118)	(11,125)	(1,784)	(193)
Adjusted Gathering and Processing Segment Margin	$ 61,244	$ 55,650	$ 66,028	$ 119,759	$ 110,761	$ 123,818

(a) Adjusted total segment margin for Haynesville Joint Venture is calculated as follows:

Net income	$ 25,871	$ 4,177	$ -	$ 44,274	$ 5,061	$ -
Add (deduct):						
Operation and maintenance	5,189	2,845	-	9,963	3,170	-
General and administrative	4,658	1,675	-	8,976	1,903	-
Loss on asset sales, net	-	13	-	-	13	-
Depreciation and amortization	8,100	4,443	-	14,421	5,112	-
Interest expense	99	-	-	201	-	-
Other income and deductions, net	(20)	(510)	-	(59)	(614)	-
Adjusted total segment margin	$ 43,897	$ 12,643	$ -	$ 77,776	$ 14,645	$ -

(b) Adjusted total segment margin for MEP Joint Venture is calculated as follows:

Net income	$ 14,764	$ 1,398	$ -	$ 25,712	$ 1,398	$ -
Add (deduct):						
Operation and maintenance	2,992	435	-	4,271	701	-
General and administrative	6,506	561	-	14,692	716	-
Depreciation and amortization	16,101	4,841	-	32,208	4,841	-
Interest expense, net	9,208	1,400	-	21,766	1,470	-
Other income and deductions, net	1,462	(22)	-	(300)	(92)	-
Adjusted total segment margin	$ 51,033	$ 8,613	$ -	$ 98,349	$ 9,034	$ -

(c) Combined adjusted transportation segment margin assumes 100 percent of the adjusted segment margin of the Haynesville Joint Venture and RIGS for the three and six months ended June 30, 2010 and 2009.

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended June 30,			Six Months Ended June 30,		
	2010	2009	2008	2010	2009	2008
		($ in thousands)			($ in thousands)	
Net (loss) income	$ (9,391)	$ 5,955	$ 9,903	$ (9,841)	$ 154,379	$ 20,323
Add (Deduct):						
Operation and maintenance	33,372	31,974	32,516	65,783	68,016	61,361
General and administrative	28,913	14,127	13,925	44,316	29,205	24,809
Loss (gain) loss on asset sales, net	29	651	442	313	(133,280)	468
Transaction expenses	-	-	147	-	-	534
Depreciation and amortization	29,604	26,236	26,476	57,079	54,125	48,216
Income from unconsolidated subsidiaries	(16,080)	(1,587)	-	(23,993)	(1,923)	-
Interest expense, net	22,223	19,568	16,782	44,568	33,795	32,188
Other income and deductions, net	4,134	(214)	(132)	7,401	(256)	(332)
Income tax expense (benefit)	328	(515)	(41)	649	(416)	209
Total Segment Margin (1)	93,132	96,195	100,018	186,275	203,645	191,664
Non-cash loss (gain) from derivatives	5,594	(2,728)	17,484	9,400	(6,293)	20,582
Adjusted Total Segment Margin (1)	98,726	93,467	117,502	195,675	197,352	212,246
Transportation Segment Margin (1) (2)	-	160	20,984	-	11,714	34,237
Contract Compression Segment Margin (1)	37,814	35,800	29,844	74,844	72,780	52,864
Corporate & Others Segment Margin (1)	5,461	2,832	764	12,197	3,881	1,520
Inter-segment Elimination	(5,793)	(975)	(118)	(11,125)	(1,784)	(193)
Adjusted Gathering and Processing Segment Margin (1)	$ 61,244	$ 55,650	$ 66,028	$ 119,759	$ 110,761	$ 123,818

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments as well as inter-segment eliminations.

(2) Transportation segment margin and adjusted transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture.

REGENCY ENERGY PARTNERS

		Three Months Ended June 30, 2010 ($ in thousands)
Net cash flows provided by operating activities	$	40,433
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization		(31,304)
Income from unconsolidated subsidiaries		16,080
Derivative valuation change		(11,743)
Loss on asset sales, net		(29)
Unit based compensation expenses		(10,568)
Trade accounts receivables, accrued revenues, and related party receivables		(4,588)
Other current assets		(2,010)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues		(7,015)
Other current liabilities		10,014
Distributions received from unconsolidated subsidiaries		(8,920)
Other assets and liabilities		259
Net loss	$	(9,391)
Add:		
Interest expense, net		22,223
Depreciation and amortization		29,604
Income tax expense		328
EBITDA	$	42,764
Add (deduct):		
Non-cash loss from derivatives		9,854
Non-cash unit based compensation		10,441
Loss on asset sales, net		29
Income from unconsolidated subsidiaries		(16,080)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA		16,333
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA		8,424
Other expense, net		2,165
Adjusted EBITDA	$	73,930
Add (deduct):		
Interest expense, excluding capitalized interest		(19,490)
Maintenance capital expenditures		(4,060)
Proceeds from asset disposal		43
Convertible preferred distribution		(1,945)
Partner contribution from ETE		7,436
Q2 distribution received from MEP Joint Venture in July		8,693
Joint venture adjustments (1)		(3,179)
Others		(189)
Cash available for distribution	$	61,233

(1) Adjustments for the Partnership's share of the Haynesville Joint Venture's and MEP Joint Venture's adjustments between their respective adjusted EBITDA and cash available for distribution. Adjustments include interest expense, maintenance capital expenditures and the Haynesville Joint Venture's non-cash portion of the general and administrative management fee.

Non-GAAP Reconciliation (2010 Guidance)

	Low Estimate	High Estimate
	($ in thousands)	
Forecasted net income	$ 65,000	$ 85,000
Add:		
Depreciation and amortization	120,000	120,000
Interest Expense	75,000	80,000
EBITDA at JV in excess of Net Income	50,000	55,000
Adjusted EBITDA	**$ 310,000**	**$ 340,000**